                                                                   Exhibit 21.

                        SUBSIDIARIES OF THE CORPORATION

The following is a list of subsidiaries of the corporation as of February 1, 1996. All bank subsidiaries which have the words "National Association" (N.A.) or "National" in their respective titles are organized under the laws of the United States; and all state bank subsidiaries are incorporated under the laws of the state in which each is domiciled. Each non-bank subsidiary is incorporated or organized in the jurisdiction appearing opposite its name.

Bank Subsidiaries

ARIZONA
Norwest Bank Arizona, N.A.

COLORADO
Norwest Bank Colorado, N.A.
Norwest Bank Grand Junction, N.A.
Norwest Bank Grand Junction-Downtown, N.A.
Norwest National Bank

ILLINOIS
Norwest Bank Illinois, N.A.

INDIANA
Norwest Bank Indiana, N.A.

IOWA
Dial National Bank
Norwest Bank Iowa, N.A.

MINNESOTA
Norwest Bank Faribault, N.A.
Norwest Bank Minnesota, N.A.
Norwest Bank Minnesota North, N.A.
Norwest Bank Minnesota South, N.A.
Norwest Bank Minnesota Southwest, N.A.
Norwest Bank Minnesota West, N.A.
Norwest Bank Red Wing, N.A.

MONTANA
Norwest Bank Montana, N.A.

NEBRASKA
Norwest Bank Nebraska, N.A.

NEVADA
Norwest Bank Nevada, F.S.B.

NEW MEXICO
Norwest Bank New Mexico, N.A.

NORTH DAKOTA
Norwest Bank North Dakota, N.A.

OHIO
Norwest Bank Ohio, N.A.

SOUTH DAKOTA
Dial Bank
Norwest Bank South Dakota, N.A.

TEXAS
Alice Bank of Texas
Norwest Bank El Paso, N.A.
Norwest Bank Texas, N.A.
Norwest Bank Texas, Austin, N.A.
Norwest Bank Texas, Big Spring, N.A.
Norwest Bank Texas, Comfort
Norwest Bank Texas, Kerrville, N.A.
Norwest Bank Texas, Midland, N.A.
Norwest Bank Texas, New Braunfels
Norwest Bank Texas, San Antonio, N.A.
Norwest Bank Texas, Waco, N.A.
Norwest Bank Texas, Wichita Falls, N.A.
The Bank of Robstown, N.A.
The First National Bank of Bay City
The First State Bank

WISCONSIN
Norwest Bank La Crosse, N.A.
Norwest Bank Wisconsin, N.A.

WYOMING
Norwest Bank Wyoming, N.A.


EDGE ACT CORPORATIONS
---------------------
Norwest Bank International

Non-Bank Subsidiaries

                                                 JURISDICTION OF
                                                 INCORPORATION OR
DIRECTLY OWNED:                                  ORGANIZATION
---------------                                  ------------

Alexandria Securities and Investment Company       Minnesota
Alice Bancshares, Inc.                             Texas
Am-Can Investments, Inc.                           Minnesota
American Land Title Company of Kansas City, Inc.   Missouri
American Republic Bancshares, Inc.                 New Mexico
AMFED Financial, Inc.                              Nevada
Babbscha Company                                   Minnesota
Bank of Montana System                             Montana
Blackhawk Bancorporation                           Iowa
Comfort Bancshares, Inc.                           Texas
Copper Bancshares, Inc.                            New Mexico
Courtesy Funding Corporation (inactive)            California
Credisol, S.A.                                     Costa Rica
D. L. Bancshares, Inc.                             Minnesota
Dickinson Bancorporation, Inc. (inactive)          North Dakota
Directors Acceptance Corporation (inactive)        California
Directors Equity (inactive)                        California
Financiera El Sol, S.A.                            Panama
First Illini Bancorp, Inc.                         Illinois
First Tule Bancorp, Inc.                           Texas
GST Co.                                            Delaware
Goldenbanks of Colorado, Inc.                      Delaware
Independent Bancorp of Arizona, Inc.               Delaware
Irene Bancorporation, Inc.                         South Dakota
Island Finance (Aruba) N.V.                        Aruba
Island Finance (Bonaire) N.V.                      Netherlands Antilles
Island Finance (Curacao) N.V.                      Netherlands Antilles
Island Finance (St. Maarten) N.V.                  Netherlands Antilles
Island Finance Puerto Rico, Inc.                   Delaware
Island Finance Virgin Islands, Inc.                Delaware
Ken-Caryl Investment Company                       Colorado
La Porte Bancorp.                                  Indiana
Lindeberg Financial Corporation                    Minnesota
Lomas Properties, Inc.                             New Mexico
Midwest Credit Life Insurance Company              Arizona
Minnetonka Overseas Investment Limited (inactive)  Cayman Islands, BWI
New Braunfels Bancshares, Inc.                     Texas
Northern Prairie Indemnity Limited                 Cayman Islands, BWI
Norwest Agricultural Credit, Inc.                  Minnesota
Norwest Alliance System, Inc. (inactive)           Minnesota
Norwest Audit Services, Inc.                       Minnesota

                                                           JURISDICTION OF
                                                           INCORPORATION OR
DIRECTLY OWNED:                                            ORGANIZATION
---------------                                            ------------

Norwest BancAssurance Company (inactive)                     Delaware
Norwest Capital Markets, Inc. (inactive)                     Minnesota
Norwest Colorado, Inc.                                       Colorado
Norwest Credit, Inc.                                         Minnesota
Norwest Financial Services, Inc.                             Delaware
Norwest Foundation                                           Minnesota
Norwest Holding Company                                      Delaware
Norwest Indiana, Inc.                                        Indiana
Norwest Insurance, Inc.                                      Minnesota
Norwest Investment Advisors, Inc.                            Minnesota
Norwest Investment Management, Inc.                          Minnesota
Norwest Investment Services, Inc.                            Minnesota
Norwest Investors, Inc.                                      Minnesota
Norwest Limited, Inc.                                        Minnesota
Norwest Nova, Inc.                                           Minnesota
Norwest Properties, Inc.                                     Minnesota
Norwest Technical Services, Inc.                             Minnesota
Parker Bankshares, Incorporated                              Colorado
Peoples Mortgage and Investment Company                      Iowa
P N, Inc. (inactive)                                         Minnesota
Spectrum Properties, Inc.                                    Colorado
Stan-Shaw Corporation                                        California
Texas National Bankshares, Inc.                              Texas
The Foothill Group, Inc.                                     California
United Banks Financial Services Corporation (inactive)       Colorado
United Banks Insurance Services, Inc.                        Colorado
United Equity Corporation (inactive)                         Colorado
United Texas Financial Corporation                           Texas
United New Mexico Credit Life Insurance Company (inactive)   Arizona
United Title Agency of Arizona, Inc.                         Arizona
Valley-Hi Investment Company                                 Texas
Wyoming National Bancorporation                              Wyoming

                                                           JURISDICTION OF
                                                           INCORPORATION OR
INDIRECTLY OWNED:                                          ORGANIZATION
-----------------                                          ------------

Allied Business Systems Inc.                                 Iowa
American Land Title Co., Inc.                                Nebraska
Americorp Financial, Inc.                                    Nevada
ATI Holding Company                                          Minnesota
ATI Title of Nevada                                          Nevada
ATI Title Agency of Arizona, Inc. (inactive)                 Arizona
ATI Title Agency of Ohio, Inc.                               Ohio

                                                      JURISDICTION OF
                                                      INCORPORATION OR
INDIRECTLY OWNED:                                     ORGANIZATION
-----------------                                     ------------

Bancshares Holding Company                              Delaware
Blackhawk Leasing Corporation (inactive)                Minnesota
Blue Jay Asset Management, Inc.                         Delaware
Blue Spirit Insurance Company                           Vermont
BNRN Merger Corporation                                 Minnesota
Boris Systems, Inc.                                     Michigan
Caliber Services, Inc. (inactive)                       Arizona
Cardinal Asset Management, Inc.                         Delaware
Centennial Investment Corporation                       Minnesota
Centurion Agency Nevada, Inc.                           Nevada
Centurion Agency Ohio, Inc. (inactive)                  Ohio
Centurion Agencies, Co.                                 Iowa
Centurion Casualty Company                              Iowa
Centurion Life Insurance Company                        Missouri
CGT Insurance Company                                   Barbados
CHM Insurance Company                                   South Dakota
Clinton Street Garage Company, Inc.                     Indiana
Commonwealth Leasing Corporation                        Minnesota
Community Casualty Co.                                  Vermont
Copper Asset Management, Inc.                           Delaware
Crestone Capital Management, Inc.                       Colorado
Crop Hail Management                                    Montana
Davenport Blackhawk Civic Corp. (inactive)              Iowa
Dial Finance Company, Inc. (inactive)                   Nevada
Dial Finance Company, Incorporated (inactive)           Delaware
Dial Finance Company of Hawaii, Inc. (inactive)         Hawaii
Dial Finance Company of Michigan No. 1 (inactive)       Michigan
Dial Finance Company of Ohio No. 1, Inc.
  Merger Company, Inc. (inactive)                       New Hampshire
Dial Finance Company of Oklahoma (inactive)             Oklahoma
Dial Finance Company of Oregon (inactive)               Oregon
Dial National Community Benefits, Inc.                  Nevada
Directors Insurance Service                             California
Douglas Financial, Inc. (inactive)                      Nevada
Ellis Advertising, Inc.                                 Iowa
Falcon Asset Management, Inc.                           Delaware
Faxual Credit Reporting Service, Inc.                   California
FDMC, Inc. (inactive)                                   Colorado
Fidelity National Life Insurance Company                Arizona
First DialWest Escrow Company, Inc.                     California
First Interstate Equipment Finance, Inc.                Wisconsin
First Interstate Insurance Agency
  of Wisconsin, Inc. (inactive)                         Wisconsin
First of Lubbock Agricultural Credit Corporation        Texas

                                                       JURISDICTION OF
                                                       INCORPORATION OR
INDIRECTLY OWNED:                                      ORGANIZATION
-----------------                                      ------------

First Tule Bancorp of Delaware, Inc.                     Delaware
First Western Service Corporation (inactive)             Nevada
Flore Properties, Inc.                                   Minnesota
Foothill Capital Corporation                             California
Ford Bank Group, Inc.                                    Texas
Ford Bank Group Holdings, Inc.                           Delaware
Fremont Properties, Inc.                                 Colorado
Galliard Capital Management, Inc.                        Minnesota
Great Plains Insurance Company                           Vermont
Green Bay Asset Management, Inc.                         Delaware
Guardian Trust Co., Inc. (inactive)                      New Mexico
Home Escrow Corporation (inactive)                       Nevada
Information Services, Inc.                               Iowa
IntraWest Asset Management, Inc.                         Delaware
IntraWest Insurance Company                              Arizona
Iowa Asset Management, Inc.                              Delaware
La Crosse Asset Management, Inc.                         Delaware
LaSalle, Inc. (inactive)                                 Indiana
Lincoln Building Corporation                             Colorado
Mail Systems Co. (inactive)                              Iowa
Minnetonka Representacoes Comerciais Ltda (inactive)     Brazil
Minnesota FSL Corporation                                Minnesota
Mission Savings and Loan Association                     U.S.
Mountain States Bankcard Association (inactive)          Colorado
Nabankco, Inc. (inactive)                                Indiana
Nat-Lea, Inc.                                            Indiana
NISI Wyoming Insurance (inactive)                        Wyoming
Norwest Colorado Community Development Corporation       Colorado
Norwest Agencies Montana, Inc. (inactive)                Montana
Norwest Argentina, S.A.                                  Argentina
Norwest Asia Limited                                     Hong Kong
Norwest Business Credit, Inc.                            Minnesota
Norwest Center, Inc.                                     Minnesota
Norwest Colorado Community Development Corporation       Colorado
Norwest do Brasil Servicos Ltda                          Brazil
Norwest Electronic Tax Service, Inc.                     Minnesota
Norwest Equipment Finance, Inc.                          Minnesota
Norwest Equity Capital, L.L.C.                           Minnesota

                                                         JURISDICTION OF
                                                         INCORPORATION OR
INDIRECTLY OWNED:                                        ORGANIZATION
-----------------                                        ------------

Norwest Financial, Inc./1/                                 Iowa
Norwest Financial Alabama, Inc.                            Alabama
Norwest Financial Business Credit, Inc.                    Iowa
Norwest Financial Canada, Inc.                             Ontario
Norwest Financial Capital, Inc.                            Delaware
Norwest Financial Capital Canada, Inc.                     Ontario
Norwest Financial Coast, Inc.                              California
Norwest Financial Communication Services
  Group, Inc.(inactive)                                    Iowa
Norwest Financial Credit Services, Inc.                    Florida
Norwest Financial DE Asset Management, Inc.                Delaware
Norwest Financial Information Services Group, Inc.         Iowa
Norwest Financial Leasing, Inc.                            Iowa
Norwest Funding, Inc.                                      Minnesota
Norwest Funding II, Inc.                                   Minnesota
Norwest Growth Fund, Inc.                                  Minnesota
Norwest Insurance Arizona, Inc.                            Arizona
Norwest Insurance Wyoming, Inc.                            Wyoming
Norwest International Commercial Services Limited          Hong Kong
Norwest Mortgage, Inc.                                     California
Norwest Mortgage Asset Management Corporation              Minnesota
Norwest Mortgage Closing Services, Inc.                    Iowa
Norwest Mortgage Conventional 1, Inc.                      Delaware
Norwest Mortgage Insured 1, Inc.                           Delaware
Norwest Mortgage Insured 2, Inc.                           Delaware
Norwest Mortgage of Massachusetts, Inc.                    Massachusetts
Norwest Mortgage of New York, Inc.                         New York
Norwest Orlandi Valuta (inactive)                          California
Norwest Orlandi Valuta Nacional (inactive)                 Nevada
Norwest Properties Holding Company                         Minnesota
Norwest Rural Insurance Services, Inc.                     Minnesota
Norwest Trust Company, New York
  (a Limited Purpose Trust Company)                        New York
Norwest Venture Capital Management, Inc.                   Minnesota

------------------
/1/Norwest Financial Inc. is the parent and directly or indirectly beneficially owns all the voting securities of subsidiaries operating as consumer finance companies in the United States and Canada (90 subsidiaries at February 1, 1996). Such subsidiaries were incorporated or otherwise organized in: Alaska, Arizona, Colorado, Connecticut, Delaware, Florida, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, Wyoming and Ontario, Canada.

                                                         JURISDICTION OF
                                                         INCORPORATION OR
INDIRECTLY OWNED:                                        ORGANIZATION
-----------------                                        ------------

Norwest Ventures, Inc.                                     Minnesota
Orlandi Valuta Arizona, Inc. (inactive)                    Arizona
Osprey Asset Management, Inc.                              Delaware
Peregrine Capital Management, Inc.                         Minnesota
PGD, Inc.                                                  Texas
Premium Service/Norwest Financial Coast, Inc.              South Carolina
R D Leasing, Inc.                                          Minnesota
Regency Insurance Agency, Inc.                             Minnesota
Residential Home Mortgage, L. L. C.                        Delaware
Residential Home Mortgage Investment, L. L. C.             Delaware
Rural Community Insurance Company                          Minnesota
Rural Community Insurance Agency, Inc.                     Minnesota
Scott Life Insurance Company                               Arizona
Servcorp of Yankton, Inc. (inactive)                       South Dakota
South Dakota Asset Management, Inc.                        Delaware
Superior Asset Management, Inc.                            Delaware
Superior Guaranty Insurance Company                        Vermont
Superior North Asset Management, Inc.                      Delaware
Superior Red Wing Asset Management, Inc.                   Delaware
Superior South Asset Management, Inc.                      Delaware
Superior Southwest Asset Management, Inc.                  Delaware
Superior West Asset Management, Inc.                       Delaware
TDM Corporation                                            Texas
Tower Data Processing Corporation                          Iowa
TW Properties, Inc.                                        Colorado
UMCNor, Inc. (inactive)                                    Colorado
U.S. Recognition, Inc.                                     New Jersey
United New Mexico Credit Services, Inc. (inactive)         New Mexico
United New Mexico Financial Corporation                    New Mexico
United New Mexico Real Estate Services, Inc.               New Mexico
Valley-Hi Securities, Inc. (inactive)                      Texas
Valuation Information Technology, Inc.                     Iowa
VIE, Inc.                                                  Minnesota
Warranty Title, Inc.                                       Minnesota


NOTE: Not included in the above list of subsidiaries of the corporation are certain subsidiaries formed solely for the purpose of reserving a name, joint ventures or limited partnerships.